Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF Delaware

In Re. Near Intelligence, Inc. §
§
Debtor(s) §
§

Case No. 23-11962

Lead Case No. 23-11962

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 02/29/2024

Petition Date: 12/08/2023

Months Pending: 3

Industry Classification: 5 4 1 5

Reporting Method: Accrual Basis ⦿ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☒ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Shane M. Reil
Signature of Responsible Party

03/22/2024
Date

Shane M. Reil
Printed Name of Responsible Party

Rodney Square, 1000 North King Street
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Docket No. 362
3/22/24

UST Form 11-MOR (12/01/2021) 1

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$13,579,259	
b.	Total receipts (net of transfers between accounts)	$0	$15,257,500
c.	Total disbursements (net of transfers between accounts)	$2,848,700	$4,527,801
d.	Cash balance end of month (a+b-c)	$10,730,559	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$2,848,700	$4,527,801

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$9,955,047
e.	Total assets	$9,955,047
f.	Postpetition payables (excluding taxes)	$2,003,895
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$2,003,895
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$37,688,192
n.	Total liabilities (debt) (j+k+l+m)	$39,692,087
o.	Ending equity/net worth (e-n)	$-29,737,040

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$193,610	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$2,800,512	
k.	Profit (loss)	$-2,007,904	$-10,540,596

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$986,218	$986,218	$986,218	$986,218
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Wilkie Farr, LLP	Lead Counsel	$718,668	$718,668	$718,668	$718,668
	ii	GLC Advisors & Co.	Financial Professional	$134,802	$134,802	$134,802	$134,802
	iii	Young Conaway Stargatt & Tay	Local Counsel	$132,749	$132,749	$132,749	$132,749
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 4

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 5

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 6

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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c.	All professional fees and expenses (debtor & committees)			$0			

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◉ No ◯	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ◯ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ◉ No ◯	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ◯	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ◯	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ◯	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◯ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◉ No ◯ N/A ◯	
i.	Do you have: Worker's compensation insurance?	Yes ◯ No ◉	
	If yes, are your premiums current?	Yes ◯ No ◯ N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ◯	
	If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ◯	
	If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉ No ◯	
k.	Has a disclosure statement been filed with the court?	Yes ◉ No ◯	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ◯	

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John Faieta	John Faieta
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	03/22/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 10

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

UST Form 11-MOR (12/01/2021) 11

Debtor's Name Near Intelligence, Inc. Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 12

Near Intelligence Inc

Statement of Cash Receipts and Disbursements

($ in actuals)

		2/1 - 2/29
Beginning Cash Balance	$	13,579,259
Receipts		
Customer collections		-
Total Receipts		-
Operating Disbursements		
Payroll		-
Cost of Revenue		-
Trade Payables		(158,857)
Rent		-
Insurance		(127,111)
Taxes		-
Debt		-
Total Operating Disbursements		(285,968)
Operating Cash Flow		(285,968)
Restructuring Related		
Restructuring Professional Fees		(2,436,681)
Board Fees		(34,000)
Total Restructuring Related		(2,470,681)
DIP Repayment		(92,051)
Net Cash Flow		(2,848,700)
Ending Cash Balance	$	10,730,559

Near Intelligence, Inc.
Part 2 - Balance Sheet
As of February 29, 2024

	Feb-24
Assets	
Current assets:	
Cash and cash equivalents	1,955,390
Restricted cash	-
Accounts receivable, net	-
Prepayments and other current assets	6,678,439
Intercompany advances	335,000
Total current assets	**8,968,829**
Property and equipment, net	-
Operating lease right-of-use assets	-
Goodwill	-
Intangible assets	-
Other assets	-
Investment in Subsidiaries	-
Total assets	**$ 8,968,829**
Liabilities:	
Current liabilities:	
Borrowings	2,791,380
DIP Financing	-
Accounts payable	607,460
Accrued expenses	1,396,434
Other current liabilities	-
Operating lease liabilities	-
Convertible debentures	17,579,490
Intercompany Liabilities	12,337,689
Liabilities subject to compromise	4,979,633
Total current liabilities	**39,692,087**
Long-term borrowings, less current portion	-
Long-term operating lease liabilities	-
Long-term derivative liabilities	-
Other liabilities	-
Total liabilities	**$ 39,692,087**
Stockholders' equity (deficit)	
Common stock	5,671
Additional paid-in-capital	(3,763,549)
Accumulated deficit	(26,965,380)
Accumulated other comprehensive loss	-
Total stockholders' equity (deficit)	**(30,723,258)**
Total liabilities and stockholders' equity (deficit)	**$ 8,968,829**

Near Intelligence, Inc.
Part 4 - Income Statement
For the Period 2/1/2024 through 2/29/2024

	2/1 - 2/29
Revenue	-
Costs and expenses:	
Cost of revenue excluding depreciation and amort	-
Product and technology	-
Sales and marketing	-
General and administrative	193,610
Depreciation and amortization	-
Total costs and expenses	**193,610**
Operating Profit (loss)	(193,610)
Interest and Finance cost	-
Reorganization cost	2,800,512
Loss (gain) on extinguishment of debt, net	-
Other income/(expense) net	-
Income (Loss) before income tax expense	**(2,994,123)**
Income tax expense	-
Net Income (loss)	**(2,994,123)**

Near Intelligence, Inc.
Part 5 - Schedule of Payments to Professionals
For the Period 2/1/2024 through 2/29/2024

Debtor Name	Creditor Name	Amount	Dates of Payments
Near Intelligence, Inc.	Young Conaway Stargatt & Taylor, I	$132,748.52	19-Feb-24
Near Intelligence, Inc.	Wilkie Farr, LLP	$718,667.81	20-Feb-24
Near Intelligence, Inc.	GLC Advisors & Co.	$134,802.14	20-Feb-24
Total		**$986,218.47**

Near Intelligence, Inc.
Part 7(a) - payments made on prepetition debt
For the Period 2/1/2024 through 2/29/2024

Debtor Name	Creditor Name	Amount	Dates of Payments	Reason for providing value
Near Intelligence, Inc.	Marsh USA LLC	$127,110.94	26-Feb-24	Approved under Final First Day Order Authorizing Debtors to Continue Insurance Policies
Total		**$127,110.94**

Near Intelligence, Inc
Part 7(c) - Payments to insiders
For the Period 2/1/2024 through 2/29/2024

Debtor Name	Creditor Name	Relationship to Debtor	Amount of money or description of and value of property	Dates of Payments	Reason for providing value
Near Intelligence, Inc.	Gladys Kong	Current Chief Executive Officer	$14,583	2/15/2024	employee - Salary
Near Intelligence, Inc.	Gladys Kong	Current Chief Executive Officer	$75,000	2/15/2024	employee - Bonus
Near Intelligence, Inc.	Gladys Kong	Current Chief Executive Officer	$14,583	2/29/2024	employee - Salary
Near Intelligence, Inc.	John Faieta	Current Chief Financial Officer	$12,500	2/15/2024	employee - Salary
Near Intelligence, Inc.	John Faieta	Current Chief Financial Officer	$56,250	2/15/2024	employee - Bonus
Near Intelligence, Inc.	John Faieta	Current Chief Financial Officer	$12,500	2/29/2024	employee - Salary
Near Intelligence, Inc.	Paul Edward Gross	General Counsel	$19,792	2/15/2024	employee - Salary
Near Intelligence, Inc.	Paul Edward Gross	General Counsel	$19,792	2/29/2024	employee - Salary
Near Intelligence, Inc.	Scott Slipy	Interim Chief People Officer	$10,000	2/15/2024	employee - Salary
Near Intelligence, Inc.	Scott Slipy	Interim Chief People Officer	$30,000	2/15/2024	employee - Bonus
Near Intelligence, Inc.	Scott Slipy	Interim Chief People Officer	$10,000	2/29/2024	employee - Salary
Near Intelligence, Inc.	Greene, Mark	Board of Directors	$8,000	2/15/2024	Board Fee
Near Intelligence, Inc.	Petralia, Kathryn	Board of Directors	$8,000	2/15/2024	Board Fee
Near Intelligence, Inc.	Richard J Salute	Board of Directors	$10,000	2/15/2024	Board Fee
Near Intelligence, Inc.	Sherman Edmiston III HI CAPM ADVISORS, LTD	Board of Directors	$8,000	2/15/2024	Board Fee
Total			**$309,000**

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: NEAR INTELLIGENCE, INC., et al.,[1] Debtors.	Chapter 11 Case No. 23-11962 (TMH) (Jointly Administered)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY,
AND DISCLAIMERS REGARDING MONTHLY OPERATING REPORT

The debtors and debtors in possession in the above-captioned chapter 11 cases (each, a “Debtor,” and collectively, the “Debtors”) have prepared and filed the attached monthly operating report (the “MOR”) for the period including February 1, 2024 through February 29, 2024 (the “Reporting Period”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The financial information contained herein is presented on a preliminary and unaudited basis, remains subject to adjustments, and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) in all material respects, and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Because the Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income, or expenses have been recorded on the correct legal entity. This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the Reporting Period and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the Reporting Period. Except as may be otherwise noted, no adjustments have been made for activity occurring after the close of the Reporting Period.

The preliminary unaudited financial statements have been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP or any other reporting framework. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP.

RESERVATION OF RIGHTS

This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR in all respects, if necessary or appropriate, but undertake no obligation to do so. Nothing contained in this MOR shall constitute a waiver or any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of their federal tax identification numbers, to the extent applicable, are Near Intelligence, Inc. (7857), Near Intelligence LLC (7857), Near North America, Inc. (9078), and Near Intelligence Pte. Ltd. The Debtors’ headquarters is located at 100 W Walnut St., Suite A-4, Pasadena, CA 91124.

1

For the reasons discussed above, there can be no assurance that the consolidated financial information presented herein is complete, and readers are cautioned not to place undue reliance on the MOR.

The financial statements of the Debtors’ non-debtor affiliates have not been included in the MOR. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

SUPPORTING DOCUMENTATION

Statement of Cash Receipts and Disbursements. Reported cash receipts and disbursements exclude intercompany and debtor-to-debtor transactions, as provided in the instructions to the MOR. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records.

In addition, the escrow transfers for the weekly Debtor professional fee estimates under the Final DIP Order [Docket No. 197] are not included as those funds will remain in the escrow account until each respective professional’s fee applications are approved. When funds are transferred out of the escrow account, such disbursements will be included as cash disbursements. In February, the total amount transferred to the escrow account was $3,402,570.03. For additional information on ending cash balances per the Debtors’ books and records, see the attached cash balances per MOR- 1: Cash Receipts and Disbursements.

Balance Sheet. Liabilities subject to compromise (“LSTC”) have been reported at the amounts recorded on the Debtors’ books and records as of the date of the MOR. The amounts classified as LSTC in the financial statements included herein are preliminary and may be subject to future adjustments depending on developments with respect to, among other things: disputed claims; determinations of the secured status of certain claims; the values of any collateral securing such claims; rejection of executory contracts; reconciliation of claims; and other events. Scheduled claims are subject to change and reconciliation to any filed claims.

Part 6 Postpetition Employer Taxes Near North America contracted TriNet HR III, Inc. as a Professional Employer Organization (“PEO”) and under this agreement TriNet is the payroll employer of record for Near North America employees. Federal payroll taxes, such as income withholding, Social Security, Medicare and unemployment tax are paid by TriNet and the taxes are reported, in the aggregate, under TriNet’s name and FEIN on Forms 940 and 941. Additionally, all state and local withholding taxes are paid and filed on behalf of the Debtors under TriNet’s name, FEIN and account numbers.

Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized to issue payments on account of certain prepetition obligations. Please see the attachments to the MORs for a list of any such payments during the Reporting Period. These disbursements exclude payments related to insiders, which are separately disclosed in the schedule of payments to insiders.

2